UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21943

Cantor Opportunistic Alternatives Fund, LLC

f/k/a Cadogan Opportunistic Alternatives Fund, LLC

(Exact name of registrant as specified in charter)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices) (Zip code)

John Trammell

499 Park Avenue, New York, NY 10022

(Name and address of agent for service)

212-585-1600

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2011

Item 1. Reports to Stockholders.

CADOGAN OPPORTUNISTIC

ALTERNATIVES FUND, LLC

Semi-Annual Report

September 30, 2011

Cadogan Opportunistic Alternatives Fund, LLC

Shareholder Letter

September 30, 2011

Dear Fellow Investors,

The Cadogan Opportunistic Alternatives Fund, LLC (the “Fund”) generated a net return of –6.1% in the first half of the fiscal year. The S&P 500, Russell 2000, and MSCI World indices returned approximately –14.7%, –23.7%, and –17.3%, respectively, from April 1st to September 30th.

The environment over this period was marked by month-to-month directional volatility, proving challenging for many of our managers. Moreover, our net long exposure clearly cost us performance. The three primary detractors to the Fund’s performance were long/short equity managers, two of which have a retail focus and one of which has a healthcare focus. Each detracted approximately between 64 to 142 bps from performance. The largest detractor was represented by a long-short, retail-focused equity fund that experienced losses stemming from its large core position in a bookseller whose stock plummeted. This was followed by another long-short, retail-focused equity fund that suffered particularly in the third calendar quarter due to its underperforming core positions, especially one in a large casual dining chain, and its inability to effectively hedge these positions.

The Fund’s top contributors to overall return were represented by a long/short equity manager, a short-biased manager, and a credit manager. The top contributor, a long-short equity manager with a technology focus, experienced gains from its focus on secular winners with good growth. The other contributors benefited from the high market volatility and broad-based widening of credit spreads. Each of these managers contributed between 31 and 61 bps to the Fund’s performance.

As of October 1, 2011, the Fund was approximately 93.4% invested across 18 funds. The Fund’s cash balance increased over the time period, exceeding the 10% level in June, but then decreased as of October 1. As cash levels have fluctuated, the Fund’s volatility has decreased marginally towards 5.2%, which is slightly below the target. Statistical beta (since inception) has continued to range between 0.1 and 0.2x over this period, which is towards the lower end of the target range, though we believe our beta during this six-month period was 0.2 to 0.3.

As you know, the Board of Directors of the Company has approved an interim investment advisory agreement with Cantor Fitzgerald Investment Advisors, L.P., and upon its taking effect, Cadogan Management would no longer serve as investment manager. We thank our investors for their continued loyalty, as our investment team continues, under Cantor’s brand, to strive to provide rewarding risk adjusted long-term returns.

Sincerely,

John Trammell

President

Cadogan Opportunistic Alternatives Fund, LLC

Investment Strategy Allocation

As of September 30, 2011 (Unaudited)

(Expressed as a Percentage of Total Long-Term Fair Value)

Cadogan Opportunistic Alternatives Fund, LLC

Schedule of Investments September 30, 2011 (Unaudited)

	Shares	Total Cost	Fair Value (in US Dollars)	Frequency of Redemptions
INVESTMENTS IN NON U.S. INVESTMENT COMPANIES — 49.83%(a)(i)
Event Driven — Multi-Strategy — 4.66%(a)
SPM Core Offshore Fund Ltd. (Cayman Islands)(b)	948.597	$2,100,000	$ 2,292,877	Quarterly

Fixed Income Arbitrage — 8.93%(a)
GS Gamma Investments, Ltd. (Cayman Islands)(c)	3,610.769	3,690,000	4,395,437	Quarterly

Global Macro — Discretionary — 9.37%(a)
Graham Global Investment Fund Ltd. (B.V.I.)	36,315.347	4,362,773	4,609,958	Monthly

Long Short Equity — General — 13.96%(a)
Pelham Long/Short Fund Ltd — Class A (Bermuda)(d)	14,303.772	1,727,440	1,748,600	Monthly
Sprott Offshore Fund, Ltd. (Cayman Islands)	2,518.108	1,295,644	1,676,346	Monthly
Zebedee Focus Fund Limited (Cayman Islands)	20,304.350	2,281,603	3,443,179	Monthly

		5,304,687	6,868,125

Long Short Equity — Sector — 12.91%(a)
Camber Capital Offshore Fund, Ltd. — Class A (Cayman Islands)	2,779.250	3,350,000	3,589,846	Monthly
Cavalry Market Neutral Offshore, Ltd. (Cayman Islands)	25,236.669	2,870,000	2,762,976	Quarterly

		6,220,000	6,352,822

TOTAL INVESTMENTS IN NON U.S. INVESTMENT COMPANIES		21,677,460	24,519,219

INVESTMENTS IN U.S. INVESTMENT COMPANIES — 55.15%(a)(i)
Dedicated Short Bias — Short Equity — 1.49%(a)
Dialectic Antithesis Partners, LP		573,140	731,628	Quarterly

Event Driven — Distressed — 7.86%(a)
Stone Lion Fund L.P.		2,540,000	2,740,739	Quarterly
Xaraf Capital, LP(e)		1,000,000	1,126,303	Quarterly

		3,540,000	3,867,042

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC

Schedule of Investments September 30, 2011 (Unaudited) —

(continued)

	Shares	Total Cost	Fair Value (in US Dollars)	Frequency of Redemptions
Long Short Equity — General — 11.57%(a)
Absolute Partners Fund, LLC		$2,023,869	$ 1,962,692	Monthly
Lafitte Fund I LP		1,665,467	1,721,285	Quarterly
Oak Street Capital Fund, L.P.		1,928,850	2,008,535	Quarterly

		5,618,186	5,692,512

Long Short Equity — Sector — 31.22%(a)
Aria Select Consumer Fund LP		2,194,955	1,282,860	Monthly
CCI Technology Partners, L.P.(f)		4,150,000	4,552,586	Quarterly
Echo Street Capital Partners, LP(g)		4,075,000	4,234,586	Quarterly
Shannon River Partners II LP — Class A		3,165,000	3,859,106	Quarterly
Sio Partners, LP		1,215,012	1,435,735	Quarterly

		14,799,967	15,364,873

Risk Arbitrage — 3.01%(a)
Pentwater Equity Opportunities Fund LLC		1,500,000	1,483,320	Monthly

TOTAL INVESTMENTS IN U.S. INVESTMENT COMPANIES		26,031,293	27,139,375

SHORT TERM INVESTMENT — 13.94%(a)
State Street Institutional Treasury Money Market Fund — Class I, 0.00%(h)	6,861,444	6,861,444	6,861,444

TOTAL SHORT TERM INVESTMENTS		6,861,444	6,861,444

TOTAL INVESTMENTS — 118.92%(a)		54,570,197	58,520,038

Liabilities in Excess of Other Assets — (18.92)%(a)			(9,312,303)

TOTAL NET ASSETS — 100.00%(a)			$49,207,735

(a)	Percentages are stated as a percent of net assets.
(b)	Fair value of $2,292,877 is subject to 12-month lockup period by SPM Core Offshore Fund LTD., which expires in April, 2012.
(c)	Fair value of $770,673 is subject to 12-month lockup period by GS Gamma Investments, Ltd., which expires in January, 2012.
(d)	Fair value of $471,924 is subject to 12-month lockup period by Pelham Long/Short Fund Ltd. — Class A, which expires in January, 2012.
(e)	Fair value of $1,126,303 is subject to 12-month lockup period by Xaraf Capital, L.P., which expires in December, 2011.

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC

Schedule of Investments September 30, 2011 (Unaudited) —

(continued)

(f)

Total fair value of $4,552,586 is subject to 12-month lockup period by CCI Technology Partners, L.P. Lockups relating to $3,291,026, $822,757, and $438,803 expire in March, 2012, April, 2012, and July, 2012, respectively.

(g)

Total fair value of $4,234,586 is subject to 12-month lockup period by Echo Street Capital Partners, LP. Lockups relating to $1,740,597, $2,182,240, and $311,749 expire in November, 2011, January, 2012, and July, 2012, respectively.

(h)	Rate indicated is the current yield as of September 30, 2011.
(i)	Investments in investment companies are generally non-income producing.

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC

Statement of Assets & Liabilities

September 30, 2011 (Unaudited)

(in US Dollars)
Assets
Investments, at fair value (cost $54,570,197)	$58,520,038
Cash	9,307
Receivable for investments sold	780,075

Total Assets	59,309,420

Liabilities
Investment advisory fee payable	98,207
Redemptions payable	9,776,296
Administration fee payable	11,667
Security redemption fee payable	114,644
Accrued expenses and other liabilities	100,871

Total Liabilities	10,101,685

Net Assets	$49,207,735

Net Assets Consist of:
Paid in capital	$54,277,819
Accumulated net investment loss	(3,354,737)
Accumulated net realized loss on investments sold	(5,665,188)
Net unrealized appreciation on investments	3,949,841

Net Assets	$49,207,735

Net Asset Value, 551,947 shares outstanding	$89.15

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC

Statement of Operations

For the six months ended September 30, 2011 (Unaudited)

(in US Dollars)
Expenses
Investment advisory fees (Note 4)	$328,706
Legal fees	122,842
Security redemption fee	114,644
Audit and tax return fees	61,500
Administration fees	35,000
Directors’ fees	27,875
Portfolio accounting and transfer agent fees	25,000
Custody fees	19,337
Printing and postage	6,261
Registration fees	6,067
Commitment fee on line of credit	12,708
Miscellaneous	21,823

Total Expenses	781,763

Net Investment Loss	(781,763)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on sale of Portfolio funds	360,141
Net change in unrealized depreciation on investments	(2,577,164)

Net Loss from Investments	(2,217,023)

Net Decrease in Net Assets Resulting from Operations	$(2,998,786)

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC

Statement of Changes in Net Assets

	Six Months Ended September 30, 2011 (Unaudited) (in US Dollars)	Year ended March 31, 2011 (in US Dollars)
Change in Net Assets Resulting from Operations
Net investment loss	$(781,763)	$(1,276,479)
Net realized gain on sale of investments	360,141	3,323,278
Net change in unrealized appreciation (depreciation) on investments	(2,577,164)	1,584,865

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,998,786)	3,631,664

Dividends Paid to Shareholders
Distributions from net investment income	(906,533)	—

Decrease in Net Assets from Dividends Paid to Shareholders	(906,533)	—

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold	6,601,323	32,475,677
Payments for shares redeemed	(22,829,255)	(30,174,229)
Issuance of 9,968 common shares from reinvestment of distributions to shareholders	906,533	—

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(15,321,399)	2,301,448

Net Increase (Decrease) in Net Assets	$(19,226,718)	$5,933,112

Net Assets, Beginning of Period	$68,434,453	$62,501,341

Net Assets, End of Period (551,946 and 719,822 shares outstanding, respectively)	$49,207,735	$68,434,453

Accumulated Net Investment Loss	$(3,354,737)	$(1,666,441)

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC

Statement of Cash Flows

For the six months ended September 30, 2011 (Unaudited)

(in US Dollars)
Cash Flows from Operating Activities
Investment income received	$132
Purchases of investment companies and limited partnerships	(2,800,000)
Sales of investment companies and limited partnerships	14,789,096
Sales of short term investments, net	3,644,311
Expenses paid	(828,875)

Net Cash Used in Operating Activities	14,804,664

Cash Flows from Financing Activities
Proceeds from subscriptions	7,046,856
Distributions for redemptions	(20,937,163)

Distributions from net investment income	(906,533)

Net Cash Used in Financing Activities	(14,796,840)

Net Decrease in Cash	7,824
Cash — Beginning of Period	1,483

Cash — End of Period	$9,307

Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Used in Operating Activities
Net decrease in net assets resulting from operations	$(2,998,786)
Net realized gain on investments	(360,141)
Net change in unrealized depreciation on investments	2,577,164
Net decrease in investment advisory and management fees payable	(83,523)
Net decrease in administration fee payable	(5,833)
Net decrease in accrued expenses and other liabilities	(72,400)
Net decrease in interest receivable	132
Net increase in security redemption fee payable	114,644
Purchases of investment companies and limited partnerships	(2,800,000)
Sales of investment companies and limited partnerships	14,789,096
Sales of short term investments, net	3,644,311

Net Cash Used in Operating Activities	$14,804,664

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of redemptions payable of $9,776,296.

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC

Financial Highlights

	Six Months Ended September 30, 2011 (Unaudited) (in US Dollars)		Year ended March 31, 2011 (in US Dollars)	Year ended March 31, 2010 (in US Dollars)	Year ended March 31, 2009 (in US Dollars)	Period from August 1, 2007(1) through March 31, 2008 (in US Dollars)
Per Share Operating Performance
Beginning net asset value	$95.07		$90.71	$81.43	$97.26	$100.00
Income (Loss) From Investment Operations
Net investment loss(2)	(1.18)		(1.69)	(1.74)	(1.27)	(0.62)
Net gain (loss) from investments in Portfolio Funds	(3.33)		6.05	11.02	(14.45)	(1.94)

Total Income (Loss) from Investment Operations	(4.51)		4.36	9.28	(15.72)	(2.56)

Dividends Paid to Shareholders
Distributions from net investment income	(1.41)		—	—	—	—
Distributions from net realized gains	—		—	—	(0.11)	(0.18)

Total Distributions	(1.41)		—	—	(0.11)	(0.18)

Ending net asset value	$89.15		$95.07	$90.71	$81.43	$97.26

Total return	(4.78	)%(3)	4.80%	11.40%	(16.16)%	(2.56	)%(3)
Supplemental Data and Ratios
Net assets, end of period	$49,207,735		$68,434,453	$62,501,341	$53,724,006	$58,584,129
Ratio of expenses to weighted average net assets(5)	2.53	%(4)	1.86%	2.04%	1.70%	2.07	%(4)
Ratio of net investment loss to weighted average net assets(5)	(2.53	)%(4)	(1.85)%	(2.01)%	(1.43)%	(0.94	)%(4)
Portfolio turnover rate	5.96	%(3)	50.58%	24.83%	19.81%	5.47	%(3)

(1)	Commencement of operations.

(2)	Calculated using average shares outstanding method.

(3)	Not annualized.

(4)	Annualized.

(5)	Ratios do not reflect the Fund’s proportionate share of the income and expenses of the Portfolio Funds.

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC

Notes to Financial Statements

September 30, 2011 (Unaudited) (expressed in US Dollars)

1.	Organization

Cadogan Opportunistic Alternatives Fund, LLC (the “Company” and/or “Fund”) is a limited liability company organized under the laws of the state of Delaware. The Company is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a closed-end, non-diversified management investment company. The investment objective of the Company is to achieve capital appreciation with moderate volatility principally through a balanced portfolio of interests in alternative investment vehicles and separately managed accounts (“Portfolio Funds”). The Company commenced operations on August 1, 2007.

The Company was formed to principally invest in Portfolio Funds which invest, reinvest and trade in securities and other financial instruments.

The Company is managed by Cadogan Management, LLC (the “Adviser”). The Adviser is a registered investment adviser with the Securities and Exchange Commission. (See “Subsequent Events” below for new information on the Company’s investment advisory arrangements.)

2.	Significant Accounting Policies

The Company prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. Following are the significant accounting policies adopted by the Company:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investments in Portfolio Funds

In accordance with the terms of the Company’s Prospectus, the investments in the Portfolio Funds are recorded at their fair value. The net asset value represents the amount the Company would have received at September 30, 2011, if it had liquidated its investments in the Portfolio Funds.

The Company has the ability to liquidate its investments periodically, ranging from monthly to annually, depending on the provisions of the respective Portfolio Fund agreements. Generally, the General Partners and/or Investment Managers of the Portfolio Funds can suspend redemptions.

Portfolio Funds generally incur annual management fees ranging from 1% to 2% of a Portfolio Fund’s net assets. The Portfolio Funds also receive performance allocations of up to 20% of their net profits as defined by the respective Portfolio Fund agreements.

The Portfolio Funds in which the Company has investments utilize a variety of financial instruments in their trading strategies including equity and debt securities, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in fair value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the Portfolio Fund’s balance sheets. In addition, the Portfolio Funds may sell securities short whereby a liability is created to repurchase the security at prevailing prices. Such Portfolio Funds’ ultimate obligations to satisfy the sale of securities sold short may exceed the amount recognized on their balance sheets. However, due to the nature of the Company’s interest in the Portfolio Funds, such risks are limited to the Company’s invested amount in each investee.

Of the Portfolio Funds listed on the condensed schedule of investments, one was acquired during the year. Six Portfolio Funds remained subject to lock-up periods expiring in two to ten months from September 30, 2011. The fair value of investments subject to lock-up amounted to $13,448,949.

C. Investment Valuation

The Company primarily invests in private Portfolio Funds that are not listed on a securities exchange. Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund. Although procedures approved by the Board of Directors (the “Board”) provide that the Adviser will review the valuations provided by the Portfolio Funds’ managers, neither the Adviser nor the Board will be able to confirm independently the complete accuracy of valuations provided by the Portfolio Funds’ managers.

The Company’s valuation procedures require the Adviser to consider all relevant information available at the time the Company values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Fund manager does not represent the fair value of the Company’s interests in that Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to holders representing the price at which, even in the absence of redemption activity, a Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Company would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. For example, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, the Company may determine that it is appropriate to apply such a discount. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The Adviser assesses the accuracy of each Portfolio Fund’s reported monthly net asset value using various means. These may include comparing a reported valuation with one or more strategy-specific benchmarks that the Adviser believes correlate with the strategy of the Portfolio Fund; discussing the performance of the Portfolio Fund with the manager’s personnel; or reviewing and analyzing the Portfolio Fund’s audited financial statements.

The valuations reported by the Portfolio Funds’ managers, upon which the Company calculates its month-end net asset value and net asset value per share may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by those Portfolio Funds’ independent public accountants, during their respective fiscal year end, and may be revised as a result of such audits. Other adjustments may occur from time to time. To the extent these adjustments materially impact the Company’s net asset value, management will appropriately adjust participants’ transactions to ensure they are not materially harmed.

The procedures approved by the Board provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Portfolio Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Company is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Company’s investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board, determines in good faith best reflects approximate fair value. The Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair and consistent with applicable regulatory guidelines.

D. Security Transactions and Investment Income

Security transactions (including investments in Portfolio Funds) are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a first-in, first-out cost basis. Interest income is recognized on the accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from the Company’s investments in Portfolio Funds generally are comprised of ordinary income, capital gains and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received which are typically based on historical information available from each Portfolio Fund. These estimates may subsequently be revised based on information received from the Portfolio Funds after their tax reporting periods are concluded, as the actual character of these distributions is sometimes not known until after the fiscal year-end of the Company. Unrealized appreciation or depreciation on investments includes net investment income, expenses, and gains and losses (realized and unrealized) in Portfolio Funds.

E. Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less from the date of purchase.

F. Fair Value

The Company’s assets and liabilities which qualify as financial instruments under U.S. generally accepted accounting principles are recorded at fair value in the statement of assets and liabilities.

G. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The character of dividends to shareholders made during the year may differ from their ultimate characterization for federal income tax purposes. The Company will distribute substantially all of its net investment income and all of its capital gains to shareholders at least annually. The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. When appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The reclassifications have no effect on net assets or net asset value per share.

The components of distributions paid during the six months ended September 30, 2011 was as follows:

Ordinary Income Distributions	$906,533
Long-Term Capital Gains Distributions	—

Total Distributions Paid	$906,533

H. Reclassification of Capital Accounts

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2011, the following table shows the reclassifications made:

Paid in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss on Investments Sold
$(1,449,762)	$—	$1,449,762

I. Expenses

The Company is charged for those expenses that are directly attributable to it, such as, but not limited to, advisory and custody fees. All expenses are recognized on an accrual basis of accounting. See Note 4 for advisory, incentive, administration and custodian fees.

J. Income Taxes

The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund has not recognized in these financial statements any interest or penalties related to income taxes. As of September 30, 2011, open Federal tax years include the tax year end December 31, 2008, 2009, 2010, and 2011.

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to the tax treatment of partnerships. The following information is provided on a tax basis as of March 31, 2011:

Cost of investments	$72,521,809

Unrealized appreciation	$2,388,078
Unrealized depreciation	(631,701)

Net unrealized appreciation (depreciation)	$(1,756,377)

Undistributed ordinary income	$1,390,391
Undistributed long-term capital gains	—

Total distributable earnings	$1,390,391

Other accumulated gains (losses)	$(4,311,533)

Total accumulated gains (losses)	$(1,164,765)

At March 31, 2011, the Company deferred, on a tax-basis, post-October losses of $0.

At March 31, 2011, capital loss carryforwards of $533,019 and $3,778,514 are available to offset future realized gains. These losses expire March 31, 2017 and 2018, respectively. During the year ending March 31, 2011, the Company used capital loss carryforwards of $3,915,596 to offset its capital gains.

K. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Investment Transactions

For the six months ended September 30, 2011, the Company purchased (at cost) and sold interests in Portfolio Funds (proceeds) in the amount of $3,550,000 and $13,447,463 (excluding short-term securities), respectively.

4.	Management and Performance Fees, Administration Fees and Custodian Fees

The Company has entered into an Investment Advisory Agreement with Cadogan Management, LLC. Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 1% of the Company’s total monthly net assets, in exchange for the investment advisory services provided. Above and beyond this management fee, the Adviser is entitled to an incentive fee equal to an annual rate of 5% of the Company’s total net profits, subject to reduction for prior losses that have not been previously offset against net profits.

The reduction for prior losses not previously offset by subsequent profits establishes what is typically referred to as a “high water mark”. The inventive fee will be accrued monthly and is generally payable annually. No incentive fee will be accrued or payable for any period unless losses from prior periods have been recovered by the Company. The Adviser is under no obligation to repay any incentive fee previously paid by the Company to the Adviser, notwithstanding subsequent losses, but will reverse certain accruals as described in the paragraph below.

As to the monthly inventive fee accruals, the company will calculate a liability for the inventive fee each month based on the Company’s performance. The Company’s net asset value will be reduced or increased each month to reflect this calculation, with an increase resulting only from an offset of prior accruals. If the Company is in a net loss situation or has not recovered losses from prior periods (i.e., has not regained its high water mark), there will be no accrual or offset of prior accruals and no incentive fee will be paid. If the situation arises, the Company will keep track of its high water mark or “cumulative loss” on a monthly basis. In effect, the Company’s net asset value will be decreased by these accruals during periods of net profits, while net asset value will be increased by any offsets of previously accrued inventive fees resulting from subsequent losses.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.085% of the first $200,000,000 of the Company’s total monthly net assets, 0.065% on the next $200,000,000 of the Company’s total monthly net assets and 0.055% on the balance of the Company’s total monthly net assets with a minimum annual fee of $70,000.

U.S. Bancorp Fund Services, LLC serves as the Company’s fund accountants. The Company pays the fund accountants a monthly fee computed at an annual rate of 0.02% of the first $400,000,000 of the Company’s total monthly net assets and 0.01% on the balance of the Company’s total monthly net assets with a minimum annual fee of $30,000.

U.S. Bancorp Fund Services, LLC serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan. The Company pays the transfer agent a monthly fee computed at an annual rate of 0.015% of the Company’s total monthly net assets with a minimum annual fee of $20,000.

State Street Bank and Trust Company serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.025% on the first $500,000,000 of the Company’s portfolio assets, 0.020% on the next $500,000,000 of the Company’s portfolio assets, 0.015% on the next $500,000,000 of the Company’s portfolio assets,

0.010% on the next $500,000,000 of the Company’s portfolio assets, and 0.005% on the balance of the Company’s portfolio assets with a minimum annual fee of $36,000.

5.	Directors and Officers

The Company’s Board has overall responsibility for monitoring and overseeing the investment program of the Company and its management and operations. A listing of the Board members is on the back cover of this report. The Independent Directors are each paid an annual retainer of $15,000 and a fee per meeting of the Board of $1,250 for each regular meeting and $500 for each telephonic meeting, plus reasonable out-of-pocket expenses. Directors are reimbursed by the Company for their travel expenses related to Board meetings. One of the Directors is an employee of the Adviser and an officer of the Company and receives no compensation from the Company for serving as a Director.

Certain officers of the Company are affiliated with the Adviser and the Administrator. Such officers receive no compensation from the Company for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Company in accordance with federal securities regulations.

6.	Shareholder Transactions

No shareholder will have the right to require the Company to redeem shares, although the Company may from time to time repurchase shares as of the last day of a calendar quarter pursuant to written tenders by shareholders, which written tenders must be received by the Company by the 25th calendar day of the second month prior to that containing the date as of which the shares are to be repurchased (approximately 65 days prior to the repurchase date). Whether repurchases will be made during any given quarter will be determined by the Board in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Adviser. The Adviser expects that it will generally recommend to the Board that the Company offer to repurchase shares on the last business day of each calendar quarter. Notwithstanding the foregoing, the Company will not repurchase any shares, or any portion of them, that have been held by the tendering shareholder for less than one year. Dividends and capital gain distributions (“Distributions”) will automatically be reinvested in additional shares of the Fund at the Company’s net asset value on the record date thereof unless a shareholder has elected to receive distributions in cash. The minimum initial investment required is $25,000. At September 30, 2011, $9,776,296 investor redemptions were payable.

The Company is permitted to issue an unlimited number of shares. Par value of all shares is $0.00001. The Company had 551,947 shares outstanding at September 30, 2011. The Company has issued 69,697 and 9,968 shares through shareholder subscriptions and dividend reinvestments, respectively, and repurchased 247,540 shares during the six months ended September 30, 2011.

7.	Risk Factors

Because of the limitation on rights of redemption and the fact that the Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Adviser may invest the Company’s assets in Portfolio Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Company is highly illiquid and involves a substantial degree of risk. Portfolio Funds are riskier than liquid securities because the Portfolio Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Portfolio Funds may cause investors to incur losses because of an inability to withdraw their investments from the Company during or following periods of negative performance. Although the Company may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Company invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Company’s net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Company, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to one year from initial investment.

8.	Fair Value of Financial Instruments

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2011:

	Fair Value Measurements at Reporting Date Using
Description	Quoted Prices in Active markets for Identical Assets (Level 1)		Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Investments
Non U.S. Investment Companies	$—		$24,519,219	(a)	$—	$24,519,219
U.S. Investment Companies	—		27,139,375	(a)	—	27,139,375
Short Term Investments	6,861,444	(b)	—		—	6,861,444

Total Investments	$6,861,444		$51,658,594		$—	$58,520,038

(a)	All other industry classifications are identified in the Schedule of Investments.

(b)	Mutual fund investments that are sweep investments for cash balances in the Fund at September 30, 2011.

During the six months ended September 30, 2011, there were no transfers between levels.

9.	Credit Line

The Company (“Borrower”) entered into a Credit Agreement (“Agreement”) dated October 30, 2009 with State Street Bank and Trust Company (“Bank”). The initial agreement expired on October 29, 2010.

The Company renewed its Agreement with the Bank as of October 29, 2010. The Bank issued the Company a secured revolving line of credit in the amount of $10,000,000 limited to 15% of the Company’s net assets and other financial covenants as defined in the Agreement. The line of credit is secured by the Company’s assets. Outstanding balances on the credit facility accrue interest at the borrower’s option (A) or (B): (A) The higher of: overnight LIBOR plus 1.50%, or overnight Fed Funds plus 1.50% (interest payable monthly) or (B) LIBOR plus 1.50% for maturities of 30, 60, or 90 days (interest payable at the LIBOR maturity). Interest is computed and paid monthly. Unused portions of the credit facility accrue a non-usage fee computed monthly equal to an annual rate of 0.25 percent and is payable quarterly in arrears. The agreement can me terminated within 3 business days notice by the Borrower or it expires on October 28, 2011.

Any overdue principal of interest on the loan outstanding to the Borrower and all other overdue amounts payable bear interest, payable on demand, for each day from and including the date payment was due at a rate per annum equal to the sum of two percent (2%) above the overnight Rate (higher of (a) 1.50% above the overnight LIBOR rate and (b) 1.50% above the overnight LIBOR rate and (c) 1.50% above the Federal Funds Rate) until such amount shall be paid in full.

The secured revolving line of credit is intended for short-term liquidity and may not be used to provide investment leverage to the Company. The Company may not borrow continuously for more that 120 consecutive days.

As par of its borrowing arrangements, the Company is subject to various financial and operational covenants.

The Company did not borrow against its credit line during the six months ended September 30, 2011.

10.	Subsequent Events

The Company issued a tender offer on September 26, 2011 to shareholders who have held their shares for at least one year. The Company has extended the offer period through November 30, 2011, therefore the results of the tender offer will not be available until after this report is released. Any shares and amounts tendered and accepted will be repurchased based on the December 31, 2011 net asset value.

The Company renewed its Credit Agreement with State Street Bank and Trust Company (“Bank”) as of October 29, 2011. The Bank issued the Company a secured revolving line of credit in the amount of $10,000,000 limited to 15% of the Company’s net assets and other financial covenants as defined in the Agreement. The line of credit is secured by the Company’s assets. Outstanding balances on the credit facility accrue interest at the borrower’s option (A) or (B): (A) The higher of: overnight LIBOR plus 1.50%, or overnight Fed Funds plus 1.50% (interest payable monthly) or (B) LIBOR plus 1.50% for maturities of 30, 60, or 90 days (interest payable at the LIBOR maturity). Interest is computed and paid monthly. Unused portions of the credit facility accrue a non-usage fee computed monthly equal to an annual rate of 0.25 percent and is payable quarterly in arrears. The agreement can me terminated within 3 business days notice by the Borrower or it expires on October 28, 2012.

On November 9, 2011, the Board of Directors of the Company approved an interim investment advisory agreement (the “Interim Agreement”) with Cantor Fitzgerald Investment Advisors, L.P. (“CFIA”). The Interim Agreement is scheduled to take effect on December 2, 2011, at which time the Company’s current investment advisory agreement with Cadogan Management, LLC will terminate. Additionally, Mr. Matthew Jenal remains a Director of the Company but is no longer employed by Cadogan Management, LLC.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Cadogan Opportunistic Alternatives Fund, LLC

Additional Information (Unaudited)

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities are available to stockholders (i) without charge, upon request by calling the Company collect at (212) 585-1600; and (ii) on the SEC’s Web site at www.sec.gov.

Board of Directors

The Prospectus includes additional information about the Company’s directors and is available upon request without charge by calling the Company collect at (212) 585-1600 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,” which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may”, “will”, “believe”, “attempt”, “seem”, “think”, “ought”, “try” and other similar terms. The Company cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Cadogan Opportunistic Alternatives Fund, LLC

Privacy Notice

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality. In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202-5207

BOARD OF DIRECTORS

Matthew Jenal*, Chairman of the Board

Steven Krull, Independent Director

Donald Romans, Independent Director

Paul McNamara, Independent Director

OFFICERS

John Trammell*, President

Matthew Jenal*, Treasurer

Lisa Klar*, Chief Compliance Officer

INVESTMENT ADVISER

Cadogan Management, LLC

499 Park Avenue

New York, NY 10022

LEGAL COUNSEL

Shearman & Sterling, LLP

599 Lexington Avenue

New York, NY 10022

*	Employed by Cadogan Management, LLC

CUSTODIAN

State Street Bank and Trust Company

4 Copley Place

5th Floor

Boston, MA 02116

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Eisner LLP

750 Third Avenue

New York, NY 10017

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 04/01/11-04/30/11	0	0	0	0
Month #2 05/01/11-05/31/11	0	0	0	0
Month #3 06/01/11-06/30/11 *	137,878.52	94.67	137,878.52	14,834.35
Month #4 07/01/11-07/31/11	0	0	0	0
Month #5 08/01/11-08/31/11	0	0	0	0
Month #6 09/01/11-09/30/11 ^	109,661.20	89.15	109,661.20	22,660.44

Total	247,539.72	92.22	247,539.72	37,494.79

*	The Fund issued a tender offer on March 28, 2011. The tender offer enabled up to 20% of the Fund’s outstanding shares as of June 30, 2011 to be redeemed by shareholders. The tendered shares were paid out at the June 30, 2011 net asset value per share.
^	The Fund issued a tender offer on June 24, 2011. The tender offer enabled up to 20% of the Fund’s outstanding shares as of September 30, 2011 to be redeemed by shareholders. The tendered shares were paid out at the September 30, 2011 net asset value per share.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Cantor Opportunistic Alternatives Fund, LLC

By (Signature and Title) /s/ John Trammell
John Trammell, President

Date December 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ John Trammell
John Trammell, President

Date December 7, 2011

By (Signature and Title) /s/ Marlena Kaplan
Marlena Kaplan, Treasurer

Date December 7, 2011

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